Exhibit 10.19

Execution Version

SECOND AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

THIS SECOND AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT (this “Amendment”), dated as of February 20, 2019, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (“Buyer”), and FS CREIT FINANCE GS-1 LLC, a Delaware limited liability company, as seller (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Uncommitted Master Repurchase and Securities Contract Agreement, dated as of January 26, 2018, as amended by that certain First Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of June 6, 2018 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”);

WHEREAS, Seller has requested that Buyer increase the Maximum Facility Amount, and Buyer has agreed to increase the Maximum Facility Amount in accordance with the terms and conditions set forth herein; and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a) The definition of “Maximum Facility Amount” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Maximum Facility Amount” shall mean One Hundred Seventy Five Million Dollars ($175,000,000.00), as such amount may be increased to Two Hundred Fifty Million Dollars, pursuant to Article 3(n).

2. Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a) Amendment. This Amendment, duly executed and delivered by Seller and Buyer.

(b) Responsible Officer Certificate. A signed certificate from a Responsible Officer of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller since January 26, 2018, unless otherwise stated therein; and (ii) the authority of Seller to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(c) Good Standing. Certificates of existence and good standing and/or qualification to engage in business for the Seller.

(d) Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

(e) Equity Threshold. Delivery of evidence to Buyer of Guarantor’s satisfaction of the applicable Equity Threshold.

3. Seller Representations. Seller hereby represents and warrants that:

(a) no Potential Event of Default, Event of Default or Margin Deficit exists, and no Potential Event of Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment; and

(b) the representations and warranties contained in Article 9 of the Master Repurchase Agreement are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to any earlier date, in which case Seller represents and warrants that such representations and warranties are true and correct as of such earlier date and except that the representations and warranties regarding Seller or Guarantor’s financial statements are deemed to refer to the most recent financial statements furnished to Buyer).

4. Guarantor Representations. Guarantor hereby represents and warrants that the equity capital received by Guarantor satisfies the Equity Threshold.

5. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement.

6. Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer (including, without limitation, the Guarantee Agreement) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

7. Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

8. Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

9. Governing Law. The provisions of Article 20 of the Master Repurchase Agreement are incorporated herein by reference.

10. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

11. References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

12. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ Jeffrey Dawkins
Name: Jeffrey Dawkins
Title: Authorized Person

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

SELLER:

FS CREIT FINANCE GS-1 LLC, a Delaware limited liability company

By:	/s/ Edward T. Gallivan, Jr.
Name: Edward T. Gallivan, Jr.
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

The undersigned hereby acknowledges the execution of the Amendment, agrees to the terms of Section 4 of the Amendment and agrees that the Guarantee Agreement and agreements therein subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer therein, and each party subordinating any right or lien to the rights and liens of Buyer, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. In addition, the undersigned reaffirms its obligations under the Guarantee Agreement and agrees that its obligations under the Guarantee Agreement shall remain in full force and effect and apply to the additional components referenced in this Amendment.

GUARANTOR:

FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ Edward T. Gallivan, Jr.
Name: Edward T. Gallivan, Jr.
Title: Chief Financial Officer

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